UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2025 bluebird bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35966	13-3680878
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

455 Grand Union Boulevard

Somerville, Massachusetts 02145

(Address of principal executive offices) (Zip Code)

(339) 499-9300

(Registrant’s telephone number, include area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BLUE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

As previously disclosed, on February 21, 2025, bluebird bio, Inc. (the “Company”) entered into the Consent and Sixth Amendment (the “Sixth Amendment”) to its Loan and Security Agreement, dated as of March 15, 2024 (as amended or modified prior to the effectiveness of the Sixth Amendment, the “LSA”), by and among the Company, the several banks and other financial institutions or entities party thereto, as lenders (collectively, the “Lenders”), and Hercules Capital, Inc., as administrative agent and collateral agent (the “Agent”). Pursuant to the terms of the Sixth Amendment, at the Effective Time (as defined below), amended terms to the LSA took effect with modifications to, among other things, pricing, covenants and certain other terms.

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed, the Company entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”), with Beacon Parent Holdings, L.P. (“Parent”) and an indirect wholly owned subsidiary of Parent, Beacon Merger Sub, Inc. (“Merger Sub”), on February 21, 2025, which was subsequently amended on May 13, 2025 pursuant to the Amendment No. 1 to Agreement and Plan Merger (the “Merger Agreement Amendment”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on March 7, 2025, Merger Sub commenced a tender offer, as subsequently amended and supplemented on March 21, 2025, March 25, 2025, April 3, 2025, April 16, 2025, May 2, 2025, May 5, 2025, May 6, 2025, May 13, 2025, May 14, 2025, and May 30, 2025 (such offer, as amended and supplemented, the “Offer”) to acquire any and all of the outstanding shares of common stock, par value $0.01 per share of the Company (the “Shares”), for the consideration per Share, as may be elected by each Company stockholder, between either (but not both) of (i) (a) $3.00 in cash per Share, plus (b) one contingent value right (each, a “CVR”) per Share, representing the right to receive one contingent payment in cash upon the achievement of the milestone set forth in, and subject to and in accordance with the terms and conditions of, the contingent value rights agreement entered into by and between Parent, Equiniti Trust Company, LLC and, solely for certain purposes, the Surviving Corporation (as defined below) (the “CVR Agreement”) on June 2, 2025, in each case, subject to any applicable withholding taxes and without interest (the “Cash and CVR Consideration”), or (ii) $5.00 in cash per Share, subject to any applicable withholding taxes and without interest thereon (the “All-Cash Consideration”) (the consideration elected by the applicable Company stockholder between the Cash and CVR Consideration and the All-Cash Consideration, collectively, being hereinafter referred to as the “Offer Price”).

The Offer and related withdrawal rights expired as scheduled at one minute after 11:59 p.m., New York City time, on May 29, 2025 (such date and time, the “Expiration Time”), and the Offer was not further extended. Merger Sub was advised by Equiniti Trust Company, LLC, the depositary for the Offer, that, as of the Expiration Time, a total of 5,868,196 Shares had been validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 59.8% of the outstanding Shares as of the Expiration Time. As of the Expiration Time, the number of Shares validly tendered and not validly withdrawn pursuant to the Offer satisfied the Minimum Condition (as defined in the Merger Agreement), and all other conditions to the Offer were satisfied. Promptly after the expiration of the Offer, Merger Sub accepted all Shares validly tendered and not validly withdrawn pursuant to the Offer and will promptly pay for all Shares accepted pursuant to the Offer. Parent completed the acquisition of the Company on June 2, 2025 (the “Closing Date”), by causing Merger Sub to merge with and into the Company (the “Merger”) pursuant to the Merger Agreement without a vote of the Company stockholders in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”). At the effective time of the Merger (the “Effective Time”), Merger Sub was merged with and into the Company, the separate existence of Merger Sub ceased and the Company continued as an indirect wholly owned subsidiary of Parent (the “Surviving Corporation”). At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time (other than Shares (i) owned by the Company, Parent, Merger Sub or any direct or indirect wholly owned subsidiary of Parent or Merger Sub, in each case, at the commencement of the Offer and immediately prior to the Effective Time, (ii) irrevocably accepted for purchase pursuant to the Offer (the “Accepted Shares”), or (iii) held by any stockholder who is entitled to demand and has properly and validly demanded their statutory right of appraisal of such Shares in accordance with, and in compliance in all respects with, Section 262 of the DGCL) was automatically canceled and extinguished and converted into the right to receive, at the election of the holder thereof with respect to a Share, either (but not both) (i) the Cash and CVR Consideration (a “Cash and CVR Merger Consideration Election”) or (ii) the All-Cash Consideration (an “All-Cash Merger Consideration Election”), in each case, upon compliance with the procedures set forth in the Merger Agreement (the “Merger Consideration”), without interest thereon and subject to any applicable withholding tax pursuant to the Merger Agreement and, in the case of the Cash and CVR Consideration, the CVR Agreement; provided that, at the election of Parent, any Shares owned by any direct or indirect subsidiary of the Company that are not Accepted Shares will instead receive shares of the Surviving Corporation of equivalent value. Any Cash and CVR Merger Consideration Election or All-Cash Merger Consideration Election must be made on the form mutually agreed by Parent and the Company for that purpose (a “Form of Election in Merger”), which will be mailed to such holders of Shares promptly after the Closing Date (and in no event later than five (5) Business Days after the Closing Date) (such date, the “Mailing Date”). The deadline for submitting an effective, properly completed Form of Election in Merger to the paying agent for the Merger will be 5:00 p.m., New York City time, on the 10th business day following the Mailing Date (or such other time and date as the parties may mutually agree) (the “Merger Consideration Election Deadline”). Company stockholders who did not tender their Shares pursuant to the Offer (other than stockholders who properly exercise appraisal rights) and who do not properly make an election as to the form of the Merger Consideration in accordance with the Merger Agreement, including if such stockholder did not properly submit the Form of Election in Merger by the Merger Consideration Election Deadline, will be deemed to have made a Cash and CVR Merger Consideration Election.

In addition, pursuant to the terms of the Merger Agreement, immediately prior to the Effective Time, (i) each Company stock option to purchase Shares that was outstanding and unexercised as of immediately prior to the Effective Time was by virtue of the Merger automatically canceled and terminated with no consideration therefor, (ii) each Company restricted stock unit award that was, at the time of determination, subject to vesting or forfeiture conditions and that was not a PSU Award (as defined below) (each, an “RSU Award”) and that was outstanding as of immediately prior to the Effective Time (including, for clarity, any PSU Awards that were subject solely to service-vesting conditions as of the Effective Time) was accelerated and became fully vested and was automatically canceled and terminated and converted into the right to receive from the Surviving Corporation (x) an amount in cash (without interest) equal to the product obtained by multiplying (I) the aggregate number of Shares underlying such RSU Award immediately prior to the Effective Time by (II) $3.00, plus (y) one CVR with respect to each Share subject to such RSU Award immediately prior to the Effective Time, and (iii) each Company restricted stock unit award that was, at the time of determination, subject to performance-based vesting or forfeiture conditions (each, a “PSU Award”) that was outstanding and vested as of immediately prior to the Effective Time, or that became vested as required under the terms of the applicable Company equity plan and/or governing award or other agreements in place as of the date of the Merger Agreement, was automatically canceled and terminated and converted into the right to receive from the Surviving Corporation, (x) an amount in cash (without interest) equal to the product obtained by multiplying (I) the aggregate number of Shares underlying such PSU Award immediately prior to the Effective Time (assuming that the applicable performance goals have been deemed to be achieved at the greater of target and actual level of performance as determined by the Compensation Committee of the Board of Directors of the Company (the “Board”) in its discretion) by (II) $3.00, plus (y) one CVR with respect to each Share subject to such PSU Award immediately prior to the Effective Time.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on February 21, 2025, and the Merger Agreement Amendment, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on May 14, 2025, each of which are incorporated by reference herein.

The information set forth in Items 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Offer and the Merger, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq file with the SEC a notification of removal from listing and/or registration on Form 25 to effect the delisting of all Shares from Nasdaq and the deregistration of such Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Nasdaq is expected to file the Form 25 with the SEC on June 2, 2025 and trading of Shares was halted prior to the open of trading on June 2, 2025. The Company intends to file a certification and notice of termination of registration on Form 15 with the SEC requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to the Shares.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth under Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant

The information set forth under Items 2.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change of control of the Company occurred and the Company became an indirect wholly owned subsidiary of Parent. Parent obtained the funds necessary to fund the acquisition through committed equity financing.

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with the consummation of the Merger, each of Mark Vachon, John O. Agwunobi, M.D., Mike Cloonan, Charlotte Jones-Burton, M.D., Lis Leiderman, M.D., Nick Leschly, Andrew Obenshain, Richard Paulson and Najoh Tita-Reid ceased to be members of the Board and ceased to be members of any committees of the Board on which such directors served, effective as of the Effective Time. On June 2, 2025, in connection with the consummation of the Merger, the directors of Merger Sub became the directors of the Surviving Corporation in lieu of the Company’s existing directors.

In connection with the consummation of the Merger, the employment of each of Messrs. Andrew Obenshain, Joseph Vittiglio, and O. James Sterling (the “Executives”) has terminated as of the Effective Time. In connection with their terminations of employment, the Executives are eligible to receive their severance benefits under their respective employment agreements including (i) one times annual base salary, (ii) one times target incentive compensation, (iii) up to 12 months of the Company’s contributions under COBRA, and (iv) full acceleration of each Executive’s time-based and performance-based restricted stock units with performance-based restricted stock units vesting at the target level of performance. The foregoing severance benefits are subject to the Executives’ execution and non-revocation of a general release of claims in favor of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, on June 2, 2025, the Company’s certificate of incorporation and bylaws were each amended and restated in their entirety and, as so amended and restated, became the certificate of incorporation and bylaws of the Surviving Corporation. Copies of the amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of February 21, 2025, by and among Beacon Parent Holdings, L.P., Beacon Merger Sub, Inc. and bluebird bio, Inc. (incorporated by reference to Exhibit 2.1 on the Current Report on Form 8-K, filed on February 21, 2025).*

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of May 13, 2025, to the Agreement and Plan of Merger, dated as of February 21, 2025, by and among bluebird bio, Inc., Beacon Parent Holdings, L.P. and Beacon Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 on the Current Report on Form 8-K, filed on May 14, 2025).

3.1	Ninth Amended and Restated Certificate of Incorporation of bluebird bio, Inc. (filed herewith).

3.2	Second Amended and Restated Bylaws of bluebird bio, Inc. (filed herewith).

99.1	Press Release, dated as of June 2, 2025. (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain annexes and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted annexes and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any annexes or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

bluebird bio, Inc.

By:	/s/ David Meek
Name:	David Meek
Title:	President

Dated: June 2, 2025